================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------

                                    FORM 8-K

              -----------------------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  JULY 16, 2001                                  1-11805
-----------------------------------------------           ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                         DONNA KARAN INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                                      13-3882426
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                               550 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 789-1500
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5.  OTHER EVENTS.

         On July 16, 2001, Donna Karan International Inc. ("DKI") issued a press release announcing that, effective immediately, Giuseppe Brusone has assumed the position of Chief Executive Officer of DKI, succeeding John D. Idol, who has left to pursue other business opportunities. In connection therewith, the following agreements were executed as of July 13, 2001: (i) an amendment to the Agreement and Plan of Merger, dated as of March 31, 2001 (the "Merger Agreement"), among DKI, LVMH Moet Hennessy Louis Vuitton Inc. ("LVMH") and DKI Acquisition, Inc. ("DKI Acquisition"), which provides for the consent of LVMH and DKI Acquisition to Mr. Idol's resignation and Mr. Brusone's appointment, the waiver by LVMH and DKI Acquisition of breaches, if any, by DKI of certain representations, warranties and covenants in the Merger Agreement and the consent by LVMH and DKI Acquisition to the payment of certain fees and expenses;
(ii) a letter agreement between John D. Idol and DKI, consented to by LVMH, amending Mr. Idol's employment arrangements; (iii) a letter agreement between John D. Idol and LVMH whereby LVMH agrees to purchase Mr. Idol's DKI stock on November 15, 2001 if the merger has not theretofore been consummated; and (iv) a letter agreement between LVMH, Gabrielle Studio, Inc., DKI and certain other parties whereby LVMH agrees to a deferred payment of a portion of the third quarter royalty under the license agreement under which DKI is the licensee of the Donna Karan trademarks.

         Each of the press release and the above-described agreements is attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)-(b)  Not applicable

(c)      EXHIBITS

         Exhibit 99.1  Press Release, dated July 16, 2001

         Exhibit 99.2  Amendment, dated as of July 13, 2001, to Merger Agreement

         Exhibit 99.3 Letter agreement, dated July 13, 2001, between John D. Idol and DKI, consented to by LVMH, amending Mr. Idol's employment arrangements

         Exhibit 99.4 Letter agreement, dated July 13, 2001, between John D. Idol and LVMH whereby LVMH agrees to purchase Mr. Idol's DKI stock on November 15, 2001 if the merger has not theretofore been consummated

         Exhibit 99.5 Letter agreement, dated July 13, 2001, between LVMH, Gabrielle Studio, Inc., DKI and certain other parties whereby LVMH agrees to a deferred payment of a portion of the third quarter royalty under the license agreement under which DKI is the licensee of the Donna Karan trademarks

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 16, 2001                             DONNA KARAN INTERNATIONAL INC.



                                                  By: /s/ Joseph B. Parsons
                                                     ---------------------------
                                                     Joseph B. Parsons
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                        DESCRIPTION
      -------       ------------------------------------------------------------

   Exhibit 99.1     Press Release, dated July 16, 2001

   Exhibit 99.2     Amendment, dated as of July 13, 2001, to Merger Agreement

   Exhibit 99.3 Letter agreement, dated July 13, 2001, between John D. Idol and DKI, consented to by LVMH, amending Mr. Idol's employment arrangements

   Exhibit 99.4     Letter agreement, dated July 13, 2001, between John D.
                    Idol and LVMH whereby LVMH agrees to purchase Mr. Idol's DKI stock on November 15, 2001 if the merger has not theretofore been consummated

   Exhibit 99.5 Letter agreement, dated July 13, 2001, between LVMH, Gabrielle Studio, Inc., DKI and certain other parties whereby LVMH agrees to a deferred payment of a portion of the third quarter royalty under the license agreement under which DKI is the licensee of the Donna Karan trademarks